UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K


                     REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report SEPTEMBER 12, 2002
                                       ------------------




                              MEGADATA CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                                     11-2208938
          --------                                     ----------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)


47 ARCH STREET, GREENWICH, CONNECTICUT                    06830
--------------------------------------                    -----
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (203) 629-8757
                                                  -------------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On September 9, 2002, Megadata Corporation (the "Company") named Delon Dotson President and Chief Technology Officer of the Company. On September 6, 2002, the Board of Directors appointed Mr. Dotson to the Board, effective September 9, 2002. The Board also approved the grant to Mr. Dotson of 100,000 qualified stock options and 75,000 non-qualified stock options. Mr. Dotson most recently served as Executive Vice President and Chief Technology Officer of MP3.com. Mr. Dotson is also a former executive of Netscape Communications. A copy of the letter agreement between the Company and Mr. Dotson is attached as exhibit 99.1 hereto. A copy of the press release announcing Mr. Dotson's appointment as President and Chief Technology Officer of the Company is attached as exhibit 99.2 hereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Not applicable
(b)        Not applicable
(c)        Exhibit

           99.1 - Letter Agreement
           99.2 - Press release dated September 9, 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            MEGADATA CORPORATION


DATED: SEPTEMBER 12, 2002                   By: /s/ G. S. Beckwith Gilbert
                                                ---------------------------
                                               G. S. Beckwith Gilbert, Chairman,
                                                     and Chief Executive Officer